EX-10.73.02
FIRST AMENDMENT TO MASTER LEASE AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO MASTER LEASE AND SECURITY AGREEMENT (“Amendment”) is dated as of the 20th day of October, 2008 (the “Effective Date”), and is among HCP AUR1 CALIFORNIA A PACK, LLC, a Delaware limited liability company (“HCP California A Pack”), HCP AUR1 CALIFORNIA B PACK, LLC, a Delaware limited liability company (“HCP California B Pack”), HCP AUR1 CONNECTICUT, LLC, a Delaware limited liability company (“HCP Connecticut”), HCP AUR1 MARYLAND, LLC, a Delaware limited liability company (“HCP Maryland”), HCP AUR1 MASSACHUSETTS, LLC, a Delaware limited liability company (“HCP Massachusetts”), HCP AUR1 NEW JERSEY, LLC, a Delaware limited liability company (“HCP New Jersey”) and HCP AUR1 VIRGINIA, LLC, a Delaware limited liability company (“HCP Virginia,” and together with HCP California A Pack, HCP California B Pack, HCP Connecticut, HCP Maryland, HCP Massachusetts and HCP New Jersey, as their interests may appear, “Lessor”) and EMERITUS CORPORATION, a Washington corporation (“Emeritus” or “Lessee”).

RECITALS

  A.          Lessor is the “Lessor” and Lessee is the “Lessee” pursuant to that certain Master Lease and Security Agreement dated as of August 22, 2008 (the “Lease”).  The Lease covers the Leased Property of eleven (11) senior housing/care Facilities located in the States of California, Connecticut, Maryland, Massachusetts, New Jersey and Virginia, all as more particularly described therein.  All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings given to such terms in the Lease.

B.           Lessor and Lessee desire to amend the Lease in accordance with the terms and conditions set forth herein.

AMENDMENT

NOW THEREFORE, in consideration of the mutual covenants contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:

           1.           Due Diligence Period.  Notwithstanding anything to the contrary set forth in Section 48.2.1(a) of the Lease, Lessee shall have until 5:00 p.m. (California time) on October 29, 2008 to be satisfied with the results of its review of (a) the physical condition of the Leased Property and the Facilities, (b) the environmental condition of the Leased Property and the Facilities, (c) the condition of title to and a review of ALTA surveys of the Leased Property and the Facilities, (d) the insurance requirements of the Existing Facility Mortgage Loan Documents and (e) the following operational issues with respect to each of the Facilities: (i) September rent rolls and the latest available occupancy information from the “answers on demand” or Merlin system reports, (ii) September financial statements, (iii) workers compensation loss runs and claims histories, and (iv) the dates of hire, salaries and benefits of the employees currently employed at the Facilities (collectively, the “Reserved Due Diligence Matters”).  Except with respect to the Reserved Due Diligence Matters, (i) Lessee hereby advises Lessor that Lessee is satisfied with the results of its due diligence review of the Leased Property of each Facility, the Facilities themselves and the operations thereof, including the terms of the Existing Facility Mortgage Loan Documents and (ii) Lessee hereby waives its right to terminate the Lease pursuant to Section 48.2.2 of the Lease with respect to all other matters set forth in Section 48.2.1(a) of the Lease.  With respect to the Reserved Due Diligence Matters, the provisions of Section 48.2.2 shall continue in full force and effect, except that if Lessee elects to terminate the Lease for any of the Reserved Due Diligence Matters notice thereof shall be delivered to Lessor on or before 5:00 p.m. (California time) on October 29, 2008.

           2.           Existing Facility Mortgagee Consent.  At any time after the date hereof and prior to the date the conditions set forth in Sections 48.1.1(e) and 48.2.1(d) of the Lease, as hereby amended, are to be satisfied or waived by Lessor and Lessee, respectively, Lessor shall have the right, in its sole discretion, by notice to Lessee to elect to pay in full the Existing Facility Mortgages.  In the event that Lessor exercises such right, upon such notice from Lessor to Lessee the conditions set forth in Sections 48.1.1(e) and 48.2.1(d) of the Lease, as hereby amended, shall be deemed satisfied and Lessor shall cause the Existing Facility Mortgages to be paid in full on or prior to the Commencement Date.  For purposes of clarity, nothing in the Lease, as hereby amended, shall be deemed to limit Lessor’s right to pay in full the Existing Facility Mortgages at any time and this Section 2 shall only be deemed to grant Lessor the right, in its sole discretion, to elect to satisfy the conditions set forth in Sections 48.1.1(e) and 48.2.1(d) of the Lease, as hereby amended, by delivering notice to Lessee that Lessor elects to pay in full the Existing Facility Mortgages on or prior to the Commencement Date.

           3.           Other Conditions to the Continued Effectiveness of the Lease.

Section 48.1.1(a) of the Lease is hereby amended and restated in its entirety to read as follows:

“(a)           On or before 5:00 p.m. (California time) on October 17, 2008, Lessee shall have submitted evidence reasonably satisfactory to Lessor that Lessee has applied for all licenses, permits, accreditations, authorizations and certifications from all governmental or quasi-governmental authorities, agencies, departments or otherwise which are material to or required for the operation of each Facility for its Primary Intended Use, including, without limitation, any state facility license, certificate of need and any accreditations or certifications from Medicare and/or Medicaid (collectively, the ‘Required Governmental Approvals’), provided, however, that Lessee shall have until 5:00 p.m. (California time) on October 31, 2008 to submit evidence reasonably satisfactory to Lessor that Lessee, or the SNF Operator, has applied for all Required Governmental Approvals relating to the SNF Beds;”.

Section 48.1.1(b) of the Lease is hereby amended and restated in its entirety to read as follows:

“(b)           On or before 5:00 p.m. (California time) on December 1, 2008, Lessee shall have submitted evidence reasonably satisfactory to Lessor that Lessee and, in the case of the SNF Beds, the SNF Operator, the applicable Current Lessee and the Current Manager have entered into one or more transfer agreements in form and substance acceptable to Lessee and, in the case of the SNF Beds, the approved SNF Operator, the applicable Current Lessee and the Current Manager (the ‘Operations Transfer Agreement(s)’) to arrange for a transition of full operational responsibility for each of the Facilities to Lessee and, in the case of the SNF Beds, to the approved SNF Operator, which Operations Transfer Agreement(s) may include, or as to which the Current Lessee and the SNF Operator may negotiate separate documents containing, customary interim management and/or interim sublease provisions with respect to the SNF Beds to the extent that Lessee reasonably anticipates that Lessee will not have obtained all Required Governmental Approvals relating to the SNF Beds on or prior to the Commencement Date; provided, however, that any such interim management and/or interim sublease provisions/documents shall be subject to Lessor’s prior written consent, which consent shall not be unreasonably withheld, but may be conditioned upon Lessee, Current Lessee and Current Manager executing and delivering to Lessor a consent agreement relating thereto in Lessor’s customary form for such arrangements;”.

The references to “October 31, 2008” contained in Section 48.1.1(c) and Section 48.2.1 (c) of the Lease are hereby replaced with references to “November 14, 2008.”

The reference to “October 30, 2008” contained in Section 48.1.1(d) of the Lease is hereby replaced with a reference to “November 21, 2008.”

The references to “November 14, 2008” contained in Sections 48.1.1(e) and 48.2.1(d) of the Lease are hereby replaced with references to “November 28, 2008.”

The reference to “October 31, 2008” contained in Section 48.2.1(b) of the Lease is hereby replaced with a reference to “December 1, 2008.”

           4.           Full Force and Effect.  Except as specifically set forth herein, the Lease shall remain in full force and effect as originally executed by Lessor and Lessee.

           5.           Entire Agreement.  The Lease, as hereby amended, constitutes the entire agreement of the parties with respect to the subject matter hereof, and may not be changed or modified except by an agreement in writing signed by the parties.

           6.           Counterparts; Facsimile Signatures.  This Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute but one and the same instrument.  Telecopied signatures may be used in place of original signatures on this Amendment, and Lessor and Lessee both intend to be bound by the signatures of the telecopied document.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Lease to be executed and attested by their respective officers thereunto duly authorized.

LESSOR:	HCP AUR1 CALIFORNIA A PACK, LLC,

a Delaware limited liability company

HCP AUR1 CALIFORNIA B PACK, LLC,

a Delaware limited liability company

HCP AUR1 CONNECTICUT, LLC,

a Delaware limited liability company

HCP AUR1 MARYLAND, LLC,

a Delaware limited liability company

HCP AUR1 MASSACHUSETTS, LLC,

a Delaware limited liability company

HCP AUR1 NEW JERSEY, LLC,

a Delaware limited liability company

HCP AUR1 VIRGINIA, LLC,

a Delaware limited liability company

By:	HCP Partners, LP, a Delaware limited partnership,

their member

By:	HCP GP Corp., a Delaware corporation,

its general partner

                      By: /s/ Thomas D. KirbyName: Thomas D. KirbyTitle:  SVP

[Signatures continue on the following page]

LESSEE:	EMERITUS CORPORATION,

a Washington corporation

By:/s/ Eric Mendelsohn

Name: Eric Mendelsohn

Title: SVP Corporate Development